Supplement to the currently effective Statement of Additional Information for each of the listed portfolios:

--------------------------------------------------------------------------------


Scudder Variable Series II

o        Scudder Conservative Income Strategy Portfolio

o        Scudder Growth & Income Strategy Portfolio

o        Scudder Growth Strategy Portfolio

o        Scudder Income & Growth Strategy Portfolio


The following information supplements the list of underlying portfolios in which the Portfolios may invest in the "Investment Policies and Techniques for the Portfolios" section of the Portfolios' Statement of Additional Information:


Scudder Variable Series I: Bond Portfolio. The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. (Effective August 1, 2005: The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.) Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.



               Please Retain This Supplement For Future Reference



May 12, 2005